[CLIPPER FUND(TM) LOGO APPEARS HERE]
                                  CLIPPER FUND(TM)

                               P E R F O R M A N C E
     RETURN
                                                              Morningstar
                                     CLIPPER      S&P 500     Large Value
                                     ---------   ---------    ------------
Compounded Annual Returns:
   One year (1998)                     19.2%        28.6%        12.3%
   Three Years (1996-1998)             22.9         28.2         19.7
   Five Years (1994-1998)              21.3         24.1         17.9
   Ten Years (1989-1998)               17.5         19.2         15.5
   Since Inception (February 29, 1984) 17.8         18.4         15.5

Annual Returns:
            1984*                      21.3%        10.8%         9.9%
            1985                       26.4         31.7         28.3
            1986                       18.8         18.7         17.4
            1987                        3.1          5.3          2.4
            1988                       19.6         16.6         17.5
            1989                       21.9         31.7         23.5
            1990                       (7.6)        (3.1)        (6.4)
            1991                       32.1         30.5         29.0
            1992                       15.8          7.6         10.4
            1993                       11.1         10.1         13.5
            1994                       (2.4)         1.3         (0.4)
            1995                       45.2         37.6         32.5
            1996                       19.4         23.0         20.8
            1997                       30.2         33.4         26.8
            1998                       19.2         28.6         12.3
	Inception-to-Date
    Cumulative Return                1028.2%      1131.6%       743.3%
                                     ======        ======       =====

     RISK
 Third Quarter, 1998                   (1.7%)       (10.0%)     (12.6%)
 Fourth Quarter, 1987                  (7.5%)       (22.5%)     (19.2%)
 Cumulative Decline During
    Down Quarters                     (39.3%)       (52.5%)     (50.7%)
 Beta Since Inception
    (February 29, 1984)                 0.69          1.00        0.87

1. All returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Investment return and principal value of investments fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.

2. Clipper Fund(TM)'s performance is compared with that of the S&P 500 Index, an unmanaged index of 500 companies widely recognized as representative of the equity market in general and the Morningstar Large Value Funds Index, an index of 514 managed large value mutual funds monitored by Morningstar.

  *1984 results for Clipper Fund(TM), S&P 500 and the Morningstar Large Value
   Funds Index are for the period February 29, 1984 (inception date) through December 31, 1984.

-----------------------------------------------------------------------------
Dear Shareholder:
     It was a peculiar year. Corporate profits declined slightly. Stock and bond prices rose substantially. Interrupted only by a brief mini-panic in the late summer, the longest bull market in history passed every valuation benchmark known to economic man. Even record valuation levels for the broad market look pale beside those of Internet stocks today.
     Last year also was peculiar in the unusually wide divergence of equity prices. Large gains were made by a small number of stocks, mostly a few technology issues and the biggest 25 companies in the S&P 500. Much more modest gains or outright losses were recorded elsewhere. While your stocks performed well despite a small exposure to those favored groups, a large cash position reduced your total return:

                S&P 500 (Market Weighted)        28.6%
                S&P 500 (Equal Weighted)         12.8%
                Dow Jones Industrial Average     18.1%
                Morningstar Large Value          12.3%

                Your Portfolio                   19.2%
------------------------------------------------------------------------------

Profitless Prosperity?
     Something peculiar is happening to corporate profits. Normally an economy growing at nearly 4% produces an impressive expansion of profits. Last year it didn't. By some measures, corporate profits actually declined. Since vigorous profit growth has been the main engine propelling the great bull market of the 1990's the obvious question is whether this profit problem is small or significant.
     The answer depends upon which of three related causes had the most impact. The Asian Crisis is the most obvious culprit. It reduces our exports to their formerly growing markets and reduces U.S. dollar profits translated from their newly depreciated currencies. While predictions about the end of the Asian Crisis are no more reliable than the (absence of) predictions about its beginning, the situation there seems to be stabilizing at a level which is disappointing for them but manageable for us. So long as their conditions do not worsen or produce a new financial crisis by massive defaults on their loans to our banks, U.S. corporate profits should be able to muddle through.
     The muddle through outcome is less likely if the real culprits are excess capacity and lack of pricing power. The great capital spending binge of the 1990's produced the predictable hangover in the form of excess capacity across a broad spectrum of industries-cars, chemicals, computers, casinos, etc. At the same time pricing power has disappeared; surveys now show pricing power at the lowest levels in 50 years. The only price still clearly going up is labor, and that at a faster rate than productivity. The result is a squeeze on profits whose strength and duration cannot be predicted.
     These three causes-Asia, overcapacity, and pricing-are easy to state separately but impossible to separate analytically. They all affect each other. Excess capacity leads to price cutting in competitive industries. Much of the world's excess manufacturing capacity resides in Asia because those nations pursued capital spending with the zest of Mae West. "Too much of a good thing can be wonderful." Too much capacity is not wonderful for profits since prices are set at the margin; only small changes in capacity utilization in industries such as paper generate large changes in prices and profits.
     Today's generous stock prices reflect the twin assumptions that the profit problem is transitory and that more double-digit growth is just around the corner. Maybe the market is right. There is no margin of safety, however, if those optimistic assumptions turn out to be wrong. In this case history is on the side of the pessimists. As shown in the graph below, the recent level of corporate profitability has been the highest in history by far. Any return to (or through) the historical average return on equity would be a major shock for investors.

                      Is Corporate Profitability Going Down?
                            S&P 400 - Return on Equity

                Average   +1 Std.   -1 Std.
                         Deviation Deviation

'47        0.172   0.148   0.185   0.110
'48        0.197   0.148   0.185   0.110
'49        0.147   0.148   0.185   0.110
'50        0.182   0.148   0.185   0.110
'51        0.150   0.148   0.185   0.110
'52        0.131   0.148   0.185   0.110
'53        0.128   0.148   0.185   0.110
'54        0.130   0.148   0.185   0.110
'55        0.162   0.148   0.185   0.110
'56        0.139   0.148   0.185   0.110
'57        0.134   0.148   0.185   0.110
'58        0.100   0.148   0.185   0.110
'59        0.113   0.148   0.185   0.110
'60        0.105   0.148   0.185   0.110
'61        0.100   0.148   0.185   0.110
'62        0.110   0.148   0.185   0.110
'63        0.117   0.148   0.185   0.110
'64        0.127   0.148   0.185   0.110
'65        0.137   0.148   0.185   0.110
'66        0.135   0.148   0.185   0.110
'67        0.123   0.148   0.185   0.110
'68        0.129   0.148   0.185   0.110
'69        0.122   0.148   0.185   0.110
'70        0.105   0.148   0.185   0.110
'71        0.113   0.148   0.185   0.110
'72        0.124   0.148   0.185   0.110
'73        0.152   0.148   0.185   0.110
'74        0.153   0.148   0.185   0.110
'75        0.127   0.148   0.185   0.110
'76        0.151   0.148   0.185   0.110
'77        0.150   0.148   0.185   0.110
'78        0.159   0.148   0.185   0.110
'79        0.182   0.148   0.185   0.110
'80        0.163   0.148   0.185   0.110
'81        0.155   0.148   0.185   0.110
'82        0.114   0.148   0.185   0.110
'83        0.125   0.148   0.185   0.110
'84        0.148   0.148   0.185   0.110
'85        0.123   0.148   0.185   0.110
'86        0.115   0.148   0.185   0.110
'87        0.162   0.148   0.185   0.110
'88        0.198   0.148   0.185   0.110
'89        0.192   0.148   0.185   0.110
'90        0.170   0.148   0.185   0.110
'91        0.111   0.148   0.185   0.110
'92        0.121   0.148   0.185   0.110
'93        0.154   0.148   0.185   0.110
'94        0.240   0.148   0.185   0.110
'95        0.235   0.148   0.185   0.110
'96        0.251   0.148   0.185   0.110
'97        0.251   0.148   0.185   0.110
'98E       0.231   0.148   0.185   0.110
'99E       0.201   0.148   0.185   0.110

The description of the graph is contained in the paragraph preceding the graph.

The Smarter They Come The Harder They Fall
     Diversification for investors, like celibacy for teenagers, is a concept both easy to understand and hard to practice. Some of the worst investment disasters occur when apparently diversified assets suddenly sink together. Conventional wisdom suggests that brainpower confers a positive advantage in avoiding this mistake, but in fact smart people seem more likely to make it. The two Nobel Prize winners and 25 PhD's at Long Term Capital Management saw their firm collapse not from a few large bets, but from many small ones sinking simultaneously, a fate akin to being pecked to death by a flock of rampaging ducks. As that firm's near failure demonstrates, acquiring a clear idea of the prospective systematic risk in a portfolio is no easy task.
            ---------------------------
     Another unrecognized and potentially serious systematic risk lurks in the graph above. Many apparently diverse assets have enjoyed the pleasure of today's record rates of profitability and probably will experience simultaneous pain if and when that profitability returns toward long term norms:

    * Equities are the obvious victim, since their prices depend on underlying profits.

    * Junk bonds and leveraged buyouts did well as profits soared and may do poorly if they sink. Bad loans are made in good times, and we may be close to the end of truly great times for profits.

    * Venture capital and private equity may suffer a triple disadvantage: their investments may produce more modest returns, the ability to sell stock at remarkable prices to the public may be limited, and competition from other very well funded venture capitalists will be intense.

    *   Even foreign stocks may move in tandem with our own.
        The excess capacity which pushes down profit margins is a global problem, not merely a domestic one.

     Diversification is an art, not a science. Buying assets in different categories is no protection if they share a common systematic risk. Currently the systematic risk for many classes of assets is dependence on a continuation of the unprecedented level of corporate profitability we have enjoyed in the mid-1990's. If (more likely when) that profitability returns toward longer term norms, then a number of apparently unrelated asset categories are likely to suffer together, creating a diversification trap for even the smartest investors.

Now You See Them, Now You Don't
     Benjamin Graham viewed Mr. Market as a normally rational fellow who is subject to occasional severe mood swings in pricing equities. The shares of Morgan Stanley Dean Witter provide a recent example. We bought the stock at $37 during the mini-panic in early October, fully expecting to wait several years until it reached our $60 estimate of intrinsic value. The actual wait was much shorter; it soared past intrinsic value in only three weeks! We then sold it along with recently purchased stocks in other investment firms. Normally our portfolio turnover is low, a fact which reflects both our long investment horizon and our belief that sloth is an underappreciated virtue of intelligent investing. In this recent case, however, our turnover increased as a rational response to remarkable volatility in share prices.
     The stock market's decline in late summer enabled us to add some new names to your portfolio, a pleasant contrast to the last two years when our trading activity consisted primarily of selling once cheap stocks as they rose above their intrinsic values. The cheap stocks we found last summer were not of the larger capitalization variety which still dominate your portfolio, but were in the recently neglected medium capitalization sector. The stock market-not our preferences-determines where the cheapest stocks are. Our job is to focus your portfolio on them.
     We also purchased more of two large holdings in your portfolio-Fannie Mae and Freddie Mac. The stock prices of both companies plunged with concern over hedge fund problems. Their values, however, went up precisely because of those same hedge fund problems. As credit standards of frightened lenders tightened, many hedge funds were forced to sell their mortgage securities at discount prices, thereby creating an unusually profitable buying opportunity for Fannie Mae and Freddie Mac. The consequence for last fall's mini-panic was a little noticed transfer of wealth from hedge fund partners to Fannie Mae and Freddie Mac shareholders.
     A comment on taxes. We don't like them either. When we take gains, we try to focus on long term holding periods to minimize your tax liability. In volatile and generally overvalued markets such as 1998, however, an unusually large amount of capital gains is inevitable. We too dislike the tax, but we like the gains even more.

Our Monastery, Their Harem
     Monasteries seldom are sited next to harems, but that is how a value investor feels when watching Internet stocks today. The pleasure of their soaring prices is obvious; the rational basis for those soaring prices is obscure. Even past peaks of speculative mania for technology stocks (e.g. 1968, 1982) did not produce valuations remotely comparable to those of Internet stocks now. While we admit to a certain longing to enjoy the pleasures of this speculative mania, and we realize the importance of the Internet, we also admit to a complete incapacity to predict and value Internet businesses. We suspect most other investors share our limitations, but for some the absence of adequate knowledge is no barrier to the presence of speculative fervor.
     The Internet stocks seem destined to soar like Icarus until the wax melts. When they do crash to Earth, their losses will not be a source of satisfaction to more monastic investors whose genes for caution have not been deleted. The well-deserved fall of a bull market's favored group generally envelops many less deserving stocks too, which is like experiencing a hangover for a party you did not attend. Protecting your portfolio from permanent loss in such a less enthusiastic stock market remains our first priority.

                                     Sincerely,


                                     /s/
                                     James Gipson
                                     Chairman & President
                                     January 19, 1999


                               Investment Portfolio
                                December 31, 1998
                                                                      Market
                                        Shares         Cost            Value
                                      ----------   -------------    -----------
COMMON STOCKS (66.1%)
CONSUMER PRODUCTS & SERVICES (4.4%)
 Mattel, Inc.                          1,181,700  $   30,156,877  $  26,957,531
 Nike, Inc. Class B                      662,300      27,325,710     26,864,544
                                                   -------------    -----------
                                                      57,482,587     53,822,075
                                                   -------------    -----------

FOOD & TOBACCO (15.9%)
 Philip Morris Companies, Inc.         2,411,700      99,849,068    129,025,950
 McDonald's Corporation                  447,800      22,519,181     34,312,675
 UST, Inc.                               947,800      26,252,882     33,054,525
                                                   -------------    -----------
                                                     148,621,131    196,393,150
                                                   -------------    -----------

HEALTH CARE (6.7%)
 Johnson & Johnson                       514,700      21,911,368     43,170,463
 Columbia/HCA Healthcare Corporation   1,608,700      32,376,862     39,815,325
                                                   -------------    -----------
                                                      54,288,230     82,985,788
                                                   -------------    -----------

INSURANCE (0.7%)
 Old Republic International Corporation   378,665      7,576,238      8,519,962
                                                   -------------    -----------

MORTGAGE FINANCE (24.7%)
 Freddie Mac                            2,317,400     72,824,010    149,327,463
 Fannie Mae                             1,766,000     75,068,952    130,684,000
 Golden West Financial Corporation        268,300     18,463,664     24,599,756
                                                   -------------   ------------
                                                     166,356,626    304,611,219
                                                   -------------   ------------

RETAILING (1.8%)
 General Nutrition Co.*                 1,034,400     12,550,795     16,809,000
 Toys "R" Us, Inc.*                       292,900      7,213,515      4,942,688
                                                   -------------   ------------
                                                      19,764,310     21,751,688
                                                   -------------   ------------

SECURITIES INDUSTRY (2.8%)
 Bear Stearns Companies, Inc.             727,400     22,523,238     27,186,575
 Franklin Resources Inc.                  210,900      6,333,393      6,748,800
                                                   -------------   ------------
                                                      28,856,631     33,935,375
                                                   -------------   ------------

SPECIAL SITUATIONS & OTHER (9.1%)
 Manpower, Inc.                          1,076,600    28,378,499     27,116,862
 De Beers Consolidated Mines Ltd.        2,077,300    37,327,340     26,485,575
 Morton International Inc.                 517,600    12,254,111     12,681,200
 Olsten Corp                               446,300     4,509,474      3,291,462
 Great Lakes Chem Corp.                     86,600     3,312,509      3,464,000
 All Other Marketable
   Equity Securities**                   2,752,100    40,054,366     38,957,963
                                                   -------------  -------------
                                                     125,836,299    111,997,062
                                                   -------------  -------------

TOTAL COMMON STOCKS                                  608,782,052    814,016,319
                                                   -------------  -------------

                                        Par Value
                                       -----------
SHORT TERM NOTES (16.4%)
US TREASURY OBLIGATIONS (16.4%)
 US Treasury Notes 6.375%, due 5/15/00  72,524,000    73,333,419     74,133,308
 US Treasury Notes 5.875%, due 2/15/00  72,361,000    72,660,475     73,299,522
 US Treasury Notes 5.500%, due 2/29/99  54,103,000    54,041,555     54,609,945
                                                   -------------  -------------
                                                     200,035,449    202,042,775
                                                   -------------  -------------

TOTAL INVESTMENT SECURITIES (82.5%)                  808,817,501  1,016,059,094

SHORT TERM RESERVES (17.0%)
REPURCHASE AGREEMENT (17.0%)
 State Street Bank and Trust Co., 4.25%,
 due 1/4/99 collateralized by U.S. Treasury
 Obligation, due 7/31/99
 valued at $213,648,180, expected proceeds,
 including interest, of $209,483,728                 209,459,000    209,459,000
                                                   -------------  -------------

TOTAL INVESTMENT PORTFOLIO (99.5%)                $1,018,276,501  1,225,518,094
                                                   =============
 Cash and Receivables less Liabilities (0.5%)                         6,800,695
                                                                  -------------
NET ASSETS  (100.0%)                                             $1,232,318,789
                                                                  =============
________________________
 *Non-income producing securities.
**Includes income & non-income producing securities.
  See notes to financial statements.

                         Statement of Assets and Liabilities
                                  December 31, 1998

ASSETS:
   Investment Portfolio:
   Investment securities, at market value
     (identified cost: $808,817,501)                            $ 1,016,059,094
   Short-term investments, at cost, which is
     equivalent to market (Note 6)                                  209,459,000
                                                                  -------------
                                                                  1,225,518,094
   Cash                                                                  12,340

 Receivable for:
   Fund shares sold                                                   5,256,519
   Dividends & Interest                                               4,528,590
   Directed Commission Recapture (Note 5)                               113,885
                                                                  -------------
                                                                      9,898,994
                                                                  -------------
                                                                  1,235,429,428
                                                                  -------------
LIABILITIES:
 Payable for:
   Accrued expenses (including $1,047,475 due adviser)                1,084,433
   Fund shares repurchased                                            1,065,091
   Investments purchased                                                961,115
                                                                  -------------
                                                                      3,110,639
                                                                  -------------

NET ASSETS: (equivalent to $75.37 per share on 16,349,768
             shares of Capital Stock outstanding--
             200,000,000 shares authorized)                      $1,232,318,789
                                                                  =============

SUMMARY OF SHAREHOLDERS' EQUITY:
 Paid-in Capital                                                 $1,025,070,820
 Unrealized appreciation of investments (Note 4)                    207,241,593
 Distributions in excess of realized capital gains (Note 4)              (3,642)
 Undistributed net investment Income                                     10,018
                                                                  -------------
 Net assets at December 31, 1998                                 $1,232,318,789
                                                                  =============
 ______________________________________
 See notes to financial statements.

                            Statement of Operations
                         Year Ended December 31, 1998

INVESTMENT INCOME:
 Interest                                                        $   21,284,110
 Dividends                                                           10,871,562
                                                                  ------------
                  Total Investment Income                            32,155,672

EXPENSES:
 Management fee (Note 2)                 9,994,778
 Transfer agent                            282,546
 Custodian and accounting (Note 5)         152,378
 Registration fees                         145,800
 Postage & other                           123,497
 Printing                                   32,249
 Insurance                                  26,317
 Auditing                                   19,400
 Directors fees (Note 2)                    16,250
 ICI Dues                                   14,430
 Legal                                      13,991
 Taxes                                         800
 Miscellaneous                               2,961
                                        ----------
                                        10,825,397
 Reduction of Expenses (Note 5)           (152,378)
                                        ----------
           Total Expenses                                            10,673,019
                                                                    -----------
                Net Investment Income                                21,482,653
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Realized gain on investments
  (excluding short-term investments):
    Proceeds from investments sold     597,410,443
    Cost of investments sold           438,942,962
                                       -----------
 Net realized gain on investments (Note 3 and 4)                    158,467,481
 Unrealized appreciation of investments:
   Beginning of year                   208,387,597
   End of year (Note 4)                207,241,593
                                       -----------
 Decrease in unrealized appreciation of investments                  (1,146,004)
                                                                    -----------
Net realized and unrealized gain on investments                     157,321,477
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 178,804,130
                                                                    ===========
________________________________________
 See notes to financial statements.

                        Statements of Changes in Net Assets


                                                      Year Ended December 31,
                                                       1998            1997
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income                        $   21,482,653   $   12,661,687
   Net realized gain on investments (Note 4)       158,467,481       92,041,217
   Net unrealized appreciation (depreciation)
      of investments                                (1,146,004)      68,073,353
                                                 -------------    -------------
   Net increase in net assets resulting
      from operations                              178,804,130      172,776,257
                                                 -------------    -------------

 Distributions to shareholders from:
   Net investment income
      ($1.64 and $1.36 per share, respectively     (21,356,677)     (12,704,789)
   Net realized capital gain
      ($12.86 and $9.83 per share, respectively   (158,471,123)     (92,041,217)
                                                 -------------    -------------
   Decrease in net assets resulting from
      distributions                               (179,827,800)    (104,746,006)
                                                 -------------    -------------

 Capital Stock Transactions:
   Proceeds from Capital Stock sold (6,722,616
      and 3,277,834 shares, respectively)          516,533,933      254,474,897
   Proceeds from Capital Stock purchased by
      reinvestment of dividends and
      distributions (2,415,186 and 1,279,154
      shares, respectively)                        168,461,418       97,548,227
   Cost of Capital stock redeemed
      (3,509,366 and 1,868,661
      shares, respectively)                       (275,735,555)    (138,723,619)
                                                 -------------    -------------
   Increase in net assets resulting
      from Captial Stock transactions              409,259,796      213,299,505
                                                 -------------    -------------
   Total increase in net assets                    408,236,126      281,329,756

NET ASSETS:
   Beginning of year (includes no undistributed
      net nvestment income)                        824,082,663      542,752,907
                                                 -------------    -------------
   End of year (includes $10,018 of undistributed
      net investment at December 31, 1998       $1,232,318,789   $  824,082,663
                                                 =============    =============
______________________________________
 See notes to financial statements.

                               Financial Highlights

                                                             Year Ended December 31,
                                        ----------------------------------------------------
                                          1998        1997       1996      1995        1994
                                        ----------------------------------------------------

Selected Per Share Data:
Net asset value,
   beginning of year                    $ 76.86     $ 67.57    $ 60.74   $ 46.09     $ 50.02
                                         ------      ------     ------    ------      ------

Income (loss) from
investment operations:
  Net investment income                   1.64        1.36       0.83      0.76         0.71

   Net realized and unrealized
     gain (loss) on investments           11.36       19.12      11.10     20.07       (1.93)
                                         ------      ------     ------    ------      ------

Total Income (loss) from
      investment operations               13.00       20.48      11.93     20.83       (1.22)

Less distributions:
   Dividends from net
      investment income                   (1.63)     (1.36)     (0.83)     (0.76)      (0.71)

   Distributions from net
      realized gain on investments       (12.86)     (9.83)     (4.27)     (5.42)      (2.00)
                                         ------     ------     ------     ------      ------

Net asset value, end of year            $ 75.37    $ 76.86    $ 67.57    $ 60.74     $ 46.09
                                         ======     ======     ======     ======      ======

Total Return                               19.2%      30.2%      19.4%      45.2%      (2.4%)     11.1%

Ratios and Supplemental Data:
Net assets at end of period (000's)  $1,232,319   $824,083   $542,753   $403,526   $247,057   $271,863

Ratio of expenses
  to average net assets                    1.06%      1.08%      1.08%      1.11%      1.11%      1.11%

Ratio of net investment income
  to average net assets                    2.13%      1.84%      1.32%      1.39%      1.41%      1.41%

Portfolio turnover rate                      65%        31%        24%        31%        45%        64%

Number of shares outstanding
  at end of period (000's)               16,350     10,721      8,033      6,643      5,360      5,435

Average commission rate                  $0.046     $0.048     $0.049     $0.050          -          -

_____________________________________
See notes to financial statements.

                               Notes to Financial Highlights
                                     December 31, 1998

Note 1 - The Clipper Fund(TM) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company. The investment objective of the Fund is long-term growth of capital consisting primarily of equity and equity substitute securities that are considered by Fund management and the Investment Adviser to have long-term capital appreciation potential. Bonds may be used when they are judged to offer higher potential long-term returns than stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles:

   (a) Security Valuation - Investments in securities traded on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

   (b) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   (c) Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

   (d) Other - As is common in the industry, security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2 - The Investment Adviser's fee is equal to 1% per annum of the Fund's average daily net asset value. The management fee is accrued daily in computing the net asset value per share.

Each Director who is not an interested person of the Investment Adviser is compensated by the Fund at the rate of $1,250 per quarter.

Note 3 - The cost of securities purchased (excluding short-term investments) for the year ended December 31, 1998, was $701,601,898. The cost of securities held is the same for Federal income tax and financial reporting purposes. Realized gains or losses are based on the specific identification method.

Note 4 - During the year ended December 31, 1998, the Fund realized net capital gains of $158,467,481 from securities transactions for Federal income tax and financial reporting purposes. As of December 31, 1998, unrealized appreciation of investment securities for tax and financial reporting purposes aggregated $207,241,593, of which $227,590,749 related to appreciated securities and $20,349,156 related to depreciated securities.

Note 5 - During the year ended December 31, 1998, the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions to brokers, in order to reduce custody expenses, was $234,766,071 and $152,378, respectively.

Note 6 - The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller (State Street Bank & Trust Co.) of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Note 7 - (Unaudited) Like other mutual funds and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the adviser/administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly referred to as the "Year 2000 Issue." The adviser/administrator is taking steps that it believes are reasonably designed to address the "Year 2000 Issue" with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, we have no reason to believe that there will be a material problem related to the "Year 2000 Issue", however, there can be no assurances that these steps will be sufficient to avoid adverse impact on or to the Fund.

                      Report of Independent Auditors

To the Shareholders and Board of Directors of Clipper Fund(TM):

We have audited the accompanying statement of assets and liabilities of Clipper Fund(TM), including the investment portfolio, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clipper Fund(TM) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                            	Ernst & Young LLP

Los Angeles, California
January 22, 1999

  Change in Value of $10,000 Initial Investment

          Clipper  S&P 500   Morningstar
                             Large Value
'84        10000     10000     10000
           10172     10173      9898
           10301      9912     10710
           11536     10872     10986
'85        12128     11076     11890
           13013     12093     12767
           14000     12980     12292
           13681     12447     14096
'86        15330     14588     16085
           17970     16647     16764
           17944     17627     15889
           17596     16397     16543
'87        18206     17310     19417
           20414     21006     19962
           20354     22061     20963
           20300     23516     16935
'88        18778     18218     18213
           20473     19255     19337
           21423     20537     19483
           22452     20607     19897
'89        22452     21244     21219
           24052     22750     22732
           26544     24759     24687
           28388     27410     24570
'90        27365     27975     23858
           25324     27133     24753
           26785     28840     21286
           22597     24877     23006
'91        25285     27106     26350
           28510     31045     26337
           28380     30973     27808
           30236     32630     29686
'92        33399     35365     29839
           32975     34470     30255
           34448     35125     30939
           35954     36231     32763
'93        38685     38056     34576
           40299     39715     35067
           40150     39909     36478
           40741     40940     37191
'94        42981     41882     36074
           40945     40302     36251
           41041     40472     37696
           41924     42455     37041
'95        41938     42448     40192
           46979     46581     43462
           52967     51027     46666
           56934     55086     49069
'96        60891     58402     51904
           64089     61537     53247
           67467     64299     54826
           72855     71821     59264
'97        75098     73750     60205
           85754     86608     68396
           89559     93097     74602
           94651     95771     75116
'98       101387    109130     83513
          102225    112742     82863
          100441    101524     72412
          112815    123148     84334

Past performance is no guarantee of future results. These returns assume redemption at the end of each period. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. The Morningstar Large Value Funds Index is an index of 514 managed large value mutual funds monitored by Morningstar. Data presented from inception of Fund (February 29, 1984) through December 31, 1998.

==============================================================================

CLIPPER FUND(TM)
9601 Wilshire Boulevard
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet:   	www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research

DIRECTORS
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee
F. Otis Booth, Jr.

TRANSFER & DIVIDEND PAYING AGENT              [CLIPPER FUND(TM) LOGO GOES HERE]
National Financial Data Services
Post Office Box 419152
Kansas City, Missouri 64141-6152
(800) 432-2504

Overnight Address:
330 W. 9th Street, 4th Fl.
Kansas City, MO  64105

CUSTODIAN
State Street Bank and Trust Company                  A N N U A L  R E P O R T

COUNSEL                                                  DECEMBER 31, 1998
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

This report is not authorized for
distribution to prospective investors
unless accompanied by a current prospectus.

==============================================================================
CF 4QTR 1298